EXHIBIT 10.20

TETRA TECH, INC.

2003 Outside Director Stock Option Plan

1.                                       Purpose.

The purpose of the Tetra Tech, Inc. 2003 Outside Director Stock Option Plan (the “Plan”) is to attract and retain the services of experienced and knowledgeable independent directors of Tetra Tech, Inc. (the “Company”) for the benefit of the Company and its stockholders, and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

2.                                       Definitions.

Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)                                  “Annual Grant” shall have the meaning specified in Section 6.

(b)                                 “Appointment Grant” shall have the meaning specified in Section 6.

(c)                                  “Board of Directors” shall mean the Board of Directors of the Company.

(d)                                 “Common Stock” shall mean the Common Stock, $.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

(e)                                  “Company” shall mean Tetra Tech, Inc.

(f)                                    “Disabled” shall mean an Outside Director’s inability to perform the duties of a director of the Company by reason of a mental or physical impairment.  The following shall constitute conclusive proof that an Outside Director is disabled:

(i)                                     The appointment by a court of competent jurisdiction of a guardian or conservator of the person or estate of an Outside Director; or

(ii)                                  An Outside Director’s failure to attend any meetings of the Board during a period of six months by reason of illness or physical injury, as determined by the Board of Directors.

(g)                                 “Fair Market Value” shall mean the closing price of the Common Stock as reported in the composite transactions report of the national securities exchange on which the Common Stock is then listed (the “Exchange”).  If such day is a day that the Exchange is not open, then the Fair Market Value shall be determined by reference to the closing price of the Common Stock for the immediately preceding trading day.  If at any time the Common Stock is not listed on a national securities exchange, then if the Common Stock is actively traded over-

the-counter, the fair market value shall be deemed to be the volume weighted daily average of the closing bid and asked prices at the end of regular trading hours quoted on the Nasdaq Stock Market (or similar system) over the ten (10) trading day period ending the trading day before the day the Fair Market Value of the Common Stock is being determined.  If at any time the Common Stock is not listed on a national securities exchange or actively traded on the Nasdaq Stock Market (or similar system), the Fair Market Value of the Common Stock shall be the highest price per share the Company could obtain from a willing buyer (not a current employee or director) for a substantially equivalent number of shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the Fair Market Value of Common Stock shall be deemed to be the value received by the holders of the Common Stock on a Common Stock equivalent basis pursuant to such merger or acquisition.

(h)                                 “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)                                     “Option” shall mean an Option granted pursuant to this Plan.

(j)                                     “Option Agreement” shall have the meaning specified in Section 7.

(k)                                  “Outside Director” shall have the meaning given the term “Non-Employee Director” by Rule 16b-3 adopted under the 1934 Act.

(l)                                     “Plan” shall mean this Tetra Tech, Inc. 2003 Outside Director Stock Option Plan as set forth herein, as the same may be amended from time to time.

(m)                               “Retirement” shall mean resignation from or replacement on the Board of Directors after an Outside Director has attained the age of 75 years with a minimum of five years of service on the Board of Directors.

(n)                                 “Tax Date” shall mean the date as of which any federal, state, local or foreign tax is required to be withheld from an Outside Director in connection with the exercise of an Option, or the sale or other disposition of Common Stock acquired upon the exercise of an Option.

3.                                       Shares of Common Stock Subject to the Plan.

(a)                                  Subject to the provisions of Section 5, the aggregate number of shares of Common Stock upon which Options may be granted under the Plan shall not exceed [400,000] shares.

(b)                                 The shares to be delivered under the Plan shall be made available, at the discretion of the Board of Directors, from either authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company, including shares purchased in the open market.

(c)                                  If any outstanding Option granted under the Plan expires, lapses, is terminated or is forfeited for any reason, then the unissued shares of Common Stock that were allocable to the unexercised portion of such Option shall again be available for issuance upon exercise of an Option granted under this Plan.

4.                                       Administration of the Plan.

(a)                                  The Plan shall be administered by the Board of Directors.  The Board of Directors may authorize any officer or officers of the Company to execute and deliver Option Agreements and other documents on behalf of the Company.

(b)                                 Subject to the provisions of the Plan, the Board of Directors is authorized and directed to interpret the Plan, to establish, amend and rescind policies relating to the Plan, to direct the Company to execute agreements and amendments thereto setting forth the terms and conditions of grants of Options under the Plan and to make such other determinations and to take such other actions as are consistent with the Plan and are necessary or appropriate for the administration of the Plan.  Notwithstanding the foregoing, the Board of Directors shall not have the authority to make any determination, to adopt any policy or to take any action that would cause grants and exercises under the Plan to cease to be exempt from Section 16(b) of the 1934 Act by virtue of Rule 16b-3, or any successor rule, thereunder.

(c)                                  Any determination, decision or action of the Board of Directors in connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Plan participants and their transferees, beneficiaries, legal representatives, executors and other successors and assigns and upon all other persons. No member of the Board of Directors, and no other person acting upon the authorization and direction of the Board of Directors, shall be liable for any determination, decision or action made in good faith with respect to the Plan.

(d)                                 The Company shall indemnify and hold harmless the members of the Board of Directors, and other persons who are acting upon the authorization and direction of the Board of Directors, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

5.                                       Adjustment Provisions.

(a)                                  Subject to the provisions of Section 5(b), if the outstanding shares of Common Stock of the Company are subdivided, combined or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect of such shares of Common Stock or other securities, there shall be an appropriate and proportionate adjustment in each of the following:  (i) the maximum number and kind of securities provided in Section 3(a) of this Plan, (ii) the number and kind of shares or other securities subject to then outstanding Options, and (iii) the price for each share subject to such outstanding Options, but without change in the aggregate purchase price as to which such Options remain exercisable.

(b)                                 Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more companies as a result of which the Company is not the surviving company, or upon the sale of all or substantially all the assets of the Company, all Options then outstanding under the Plan shall be fully vested and exercisable unless provisions are made in connection with such transaction for the continuation of this Plan and the assumption of or substitution for such Options of new Options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

(c)                                  The adjustment provisions of this Section 5 shall not apply to the number of shares granted pursuant to an Appointment Grant or Annual Grant in accordance with Section 6.

(d)                                 Adjustments under this Section 5 shall be approved by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.  No fractional interests shall be issued under the Plan on account of any such adjustment.

6.                                       Grants of Options to Outside Directors.

All Outside Directors shall receive Options pursuant to this Plan, as follows:

(a)                                  All Outside Directors who first become Directors after the adoption of this Plan by the Board of Directors shall receive an Option to purchase 2,500 shares of Common Stock (an “Appointment Grant”) on the first day of the month following the date upon which they are elected to the Board of Directors.

(b)                                 All Outside Directors during their continuing service as Outside Directors during their continuing service as Outside Directors shall also receive annually on each first day of March following their receipt of their Appointment Grant (or, if they were Outside Directors at the time of adoption of this Plan by the Board of Directors, on each first day of March following the adoption of this Plan) an Option to purchase 8,000 shares of Common Stock (an “Annual Grant”).

(c)                                  All Options are intended to be non-qualified (non-statutory) stock options.

(d)                                 An Outside Director may, by giving written notice to the Company not less than thirty (30) days prior to the date on which an Option shall be due to be granted:

(i)                                     decline to accept further grants of Options under this Plan; or

(ii)                                  revoke a previous election to decline to accept further grants of Options under this Plan, in which case such Outside Director shall thereafter receive Annual Grants made after such revocation.

An Outside Director who declines to accept grants of Options under this Plan may not receive anything of value in lieu of such grant, either at the time of such election or at any time thereafter.

7.                                       Terms of Outside Director Options.

(a)                                  Option Agreement.  Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with this Plan, as the Board of Directors deems appropriate (an “Option Agreement”).  An Option Agreement shall not be effective unless and until it has been executed by a duly authorized officer of the Company and by the Outside Director to whom the Option is being granted.

(b)                                 Option Price.  The price of the shares of Common Stock subject to each Outside Director Option shall be the Fair Market Value on the date such Option is granted.

(c)                                  Exercisability.

(i)                                     Each Option shall become fully exercisable on the first anniversary of the date of grant if the director has not ceased to be a director of the Company prior to such anniversary date;

(ii)                                  Upon the death or disability of an Outside Director while in office, all Options held by such director shall vest and become fully exercisable; and

(iii)                               No Option that has not become exercisable on the date on which the holder thereof ceases to be a director of the Company for any reason other than the death or disability of the holder shall thereafter become exercisable by such holder or such holder’s successors and assigns.

8.                                       Expiration of Options.

An Option may not be exercised after the first to occur of the following events:

(a)                                  Except in the case of an Outside Director who dies or is Disabled, the expiration of three months from the date of the Outside Director’s cessation of services as a Director unless the Outside Director dies within said three-month period, in which case the expiration of one year from the date of death;

(b)                                 In the case of the death of an Outside Director while in office, upon the expiration of the terms stated in the Option Agreements held by such director at the time of death; or

(c)                                  In the case of an Outside Director who is Disabled, upon the expiration of the terms stated in the Option Agreements held by such director at the time of the disability; or

(d)                                 In the case of the Retirement of an Outside Director, the expiration of the terms stated in the Option Agreements held by such director at the time of retirement.

An Option may not be exercised to any extent by anyone after the expiration of ten years from the date the Option was granted.

9.                                       Exercise of Options.

(a)                                  Following the death or disability of an Outside Director, any exercisable Option may, prior to the time when such Option becomes unexercisable under the provisions of Section 8 be exercised by the Outside Director’s personal representative or by any person empowered to do so under court order, or by will or the laws of descent and distribution, unless otherwise determined by the Board of Directors.

(b)                                 An Option may be exercised solely by delivery to the Company of all of the following prior to the time when such Option becomes unexercisable under Section 8:

(i)                                     notice in writing signed by the Outside Director or other person then entitled to exercise such Option, stating that such Option is exercised;

(ii)                                  either:

(1)                                  full payment (in cash or by check) for the shares with respect to which such Option is thereby exercised; or

(2)                                  upon conditions established by the Board of Directors, by the delivery or constructive exchange of shares of Common Stock owned by the Outside Director for such period of time as may be established by the Board of Directors, such shares having a Fair Market Value equal to the aggregate exercise price of the Option being exercised; or

(3)                                  any combination of the consideration provided in the foregoing Subsections (1) and (2);

(iii)                               in the event the Option is being exercised by any person or persons other than the Outside Director to whom it was originally granted, appropriate proof, reasonably satisfactory to the Company, of the authority of such person or persons to exercise the Option; and

(iv)                              if income tax withholding on the exercise of an Option is permitted or required, then all or any portion of any federal, state, local or foreign taxes required to be withheld from an Outside Director with respect to the exercise of such Option may be satisfied by the Outside Director’s instructing the Company to withhold from the shares of Common Stock that would otherwise be delivered upon exercise of such Option shares of Common Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied.

(v)                                 The foregoing means of satisfying an Outside Director’s obligation to pay withholding taxes are subject to the following additional rules and restrictions:

(1)                                  in no event may the amount of withholding taxes to be satisfied exceed the withholding taxes payable by the Outside Director with respect to the Option exercise, computed at the maximum withholding rates applicable to such Outside Director at the time of such election, unless otherwise determined by the Board of Directors; and

(2)                                  each election to use Common Stock to satisfy a withholding tax obligation must either (A) be in a written instrument signed by the Outside Director and stating the number of shares to be withheld or surrendered or a formula pursuant to which such number may be determined and be irrevocable; or (B) otherwise be made in compliance with the Rules and Regulations of the Securities and Exchange Commission under the 1934 Act relating to such elections, as from time to time in effect.

In no event shall the Company be required to issue fractional shares, and an Option may not be exercised for fewer than 100 shares.

(c)                                  A holder of an Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any shares of Common Stock purchasable upon the exercise of such Option unless and until such Option shall have been exercised and a certificate or certificates evidencing such shares shall have been issued by the Company to such holder.

(d)                                 The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option unless and until all legal requirements applicable to such issuance or delivery have, in the opinion of counsel to the Company, been complied with.  In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to such counsel in respect of such matters as such counsel may deem desirable to assure compliance with all applicable legal requirements.

10.                                 Restrictions on Transferability.

(a)                                  No Option or interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Outside Director or the Outside Director’s successors in interest, as the case may be, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10 shall prevent transfers permitted by Section 9(a) or Section 10(b).

(b)                                 Except as otherwise provided by the Board of Directors:

(i)                                     Options granted or awarded pursuant to the Plan shall not be transferable other than by will or by the laws of descent and distribution; and

(ii)                                  during the lifetime of an Outside Director, an Option shall be exercisable only by the Outside Director personally, or by the Outside Director’s legal representative.

11.                                 Effective Date of the Plan.

This Plan is conditional upon the approval of the stockholders of the Company, and the Plan shall be null and void if the stockholders do not approve it within twelve (12) months of its approval by the Board of Directors.

12.                                 Amendment, Suspension and Termination of Plan.

Except as provided in this Section 12, the Board of Directors may amend or terminate the Plan at any time and in any respect.

(a)                                  No amendment of the Plan shall become effective without the approval of the Company’s stockholders if such approval is required in order to comply with Rule 16b-3 under the Exchange Act or any other applicable law, rule or regulation.

(b)                                 Unless required by applicable law, rule or regulation, no amendment or termination of the Plan shall affect in a material and adverse manner any Option granted prior to the date of such amendment or termination without the written consent of the Outside Director holding such affected Option.

(c)                                  This Plan is intended to comply with all requirements for the exemption from Section 16(b) of the 1934 Act applicable to Outside Directors provided by Rule 16-3 or its successors under the 1934 Act.  To the extent any provision of the Plan does not so comply and cannot for any reason be amended by the Board of Directors or the stockholders of the Company so as to comply, the provision shall, to the extent permitted by law and deemed advisable by the Board of Directors, be deemed null and void with respect to the holder of Options granted under this Plan.

13.                                 Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to its choice of law rules.

14.                                 Termination of the Plan.

Unless previously terminated by the Board of Directors, the Plan shall terminate when there are no longer any Options outstanding.